UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2012

SciQuest, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34875	56-2127592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6501 Weston Parkway, Suite 200, Cary, North Carolina		27513
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 659-2100

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As noted in Item 5.07 below, the stockholders of SciQuest, Inc. (the “Company”) approved Amendment No. 4 to the SciQuest, Inc. 2004 Stock Incentive Plan (the “Plan”) on April 25, 2012, which included the following amendments to the Plan:

•	increased the number of shares available for issuance under the Plan by 1,000,000 shares;

•	added a requirement that all stock options and stock appreciation rights be granted at an exercise price equal to or greater than the fair market value of the underlying shares on the grant date;

•

specified that outstanding stock options or other equity awards cannot be “repriced” by reducing the exercise price of such stock option or stock appreciation right or exchanging such stock option or stock appreciation right for cash or other awards without stockholder approval;

•	clarified that cash buyouts of outstanding stock options or other equity awards issued to employees without stockholder approval is prohibited;

•

added a requirement of minimum four-year vesting periods for time-based equity awards to employees, minimum one-year vesting periods for time-based equity awards to directors and minimum one-year vesting periods for performance-based equity awards; and

•	exempted from the Plan’s current acceleration provisions any awards held by an executive that is covered by a change of control agreement or plan that includes conflicting vesting provisions.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its 2012 Annual Meeting of Stockholders on April 25, 2012. Three proposals were voted upon at the annual meeting. The proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on March 13, 2012. All of the proposals passed. The final results for the votes regarding each proposal are set forth below.

Proposal One: Election of two directors for three-year terms expiring in 2015:

NOMINEE	VOTES FOR	VOTES WITHHELD
Jeffrey Barber	17,703,972	857,125
Stephen Wiehe	18,524,769	36,328

Proposal Two: Approval of an advisory resolution regarding the compensation of the named executive officers as disclosed in the Company’s proxy statement:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
18,506,344	19,202	35,551	0

Proposal Three: Approval of amendments to the SciQuest, Inc. 2004 Stock Incentive Plan:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
14,529,800	4,030,935	362	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment No. 4 to the SciQuest, Inc. 2004 Stock Incentive Plan

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIQUEST, INC.
Date: April 26, 2012

	By:	/s/ Stephen J. Wiehe
Stephen J. Wiehe
President and Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

10.1	Amendment No. 4 to the SciQuest, Inc. 2004 Stock Incentive Plan